Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of RDT Equipment and Systems (1993) Ltd [Member]
$ in Thousands
Dec. 31, 2023 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 3,163
Inventories	4,359
Property, plant and equipment	82
Intangible assets	5,973
Deferred taxes	(1,284)
Other long-term liabilities	(37)
Liabilities in respect of business combinations	(7,418)
Goodwill	5,930
Total assets acquired net of acquired cash	$ 10,768